                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                                              REGISTRATION STATEMENT ON FORM S-8

          KNOW ALL PERSONS BY THESE PRESENTS, that each person, being a director of musicmaker.com, Inc., a Delaware corporation (the "Company"), whose signature appears below hereby constitutes and appoints Devarajan S. Puthukarai, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any Company Registration Statement on Form S-8 (the "Registration Statement"), in connection with the registration, with the Securities and Exchange Commission, of the 4,200,000 shares of the Company's common stock, par value $.01 per share, authorized by the Company's Amended Stock Option Plan, and any and all amendments (including post-effective amendments) to the Registration Statement under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert P. Bernardi                 Chairman                        January 18, 2000
-----------------------
Robert P. Bernardi


/s/ Irwin H. Steinberg                 Vice Chairman                   January 14, 2000
-----------------------
Irwin H. Steinberg


/s/ Edward J. Mathias                  Director                        January 18, 2000
-----------------------
Edward J. Mathias


/s/ Jay A. Samit                       Director                        January 18, 2000
-----------------------
Jay A. Samit


/s/ Jonathan A.B. Smith                Director                        January 18, 2000
-----------------------
Jonathan A.B. Smith


/s/ John A. Skolas                     Director                        January 18, 2000
-----------------------
John A. Skolas
